Fees Summary	Apr. 23, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,846,200,000.00
Previously Paid Amount	0.00
Total Fee Amount	282,653.22
Total Offset Amount	0.00
Net Fee	$ 282,653.22
Final Prospectus	false